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                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004

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                                   FORM 8-K

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                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): January 13, 2003
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                                WorldCom, Inc.

              (Exact Name of Registrant as Specified in Charter)

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            Georgia                      0-11258              58-1521612
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
     of Incorporation)                                     Identification No.)




   500 Clinton Center Drive, Clinton, Mississippi             39056
    (Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code (601) 460-5600
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Item 5.  Other Events.

         On January 13, 2003, the Board of Directors of WorldCom, Inc. (the "Company") appointed Victoria D. Harker as the acting Chief Financial Officer of the Company, during the Company's search for a permanent chief financial officer. Ms. Harker was previously the Senior Vice President of Finance, Information Technology and Operations at the MCI Group of the Company from June 2001. Prior to that, Ms. Harker was Senior Vice President of Finance of the Mass Markets division of the Company from September 1998 to June 2001, and Senior Vice President of Finance of the Mass Markets division of MCI before it was acquired by the Company in September 1998.



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WORLDCOM, INC.
                              (Registrant)


                              By:     /s/ Michael H. Salsbury
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                              Name:   Michael H. Salsbury
                              Title:  Executive Vice President
                                      & General Counsel

Dated:  January 17, 2003